UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2005

McKesson Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13252	943207296
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

McKesson Plaza, One Post Street, San Francisco, California		94104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	415-983-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

McKesson Corporation ("the Company") today reported that Bear Stearns & Co. Inc. has filed a complaint against the Company in the trial court for the State and County of New York. Bear Stearns alleges that the Company's entry into the previously announced settlement of the consolidated securities class action, pending in the United States District Court for the Northern District of California, ("In re McKesson HBOC, Inc. Securities Litigation, No. C99-20743 RMW"), without providing for a full release of Bear Stearns in that settlement, was a breach of the engagement letter under which Bear Stearns advised the Company in connection with its acquisition of HBO & Company, Inc. in January of 1999. Bear Stearns' complaint seeks monetary and other relief, including an order enjoining the Company from performing under the settlement agreement. This same objection was made by Bear Stearns in its opposition to preliminary approval of the class action settlement. The objection was rejected by United States District Court Judge Ronald M. Whyte as a ground for denying approval of the settlement in his September 28, 2005 order which granted preliminary approval. As previously disclosed by the Company, Judge Whyte has set a hearing on final approval of the settlement for January 27, 2006.

The Company believes that this latest action by Bear Stearns is without merit, and the Company will vigorously oppose the lawsuit, including the injunctive relief sought by plaintiff.

Risk Factors
Except for historical information contained in this press release, matters discussed may constitute "forward-looking statements", within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These statements may be identified by their use of forward-looking terminology such as "believes" and "intends" The most significant of these risks and uncertainties are described in the company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission and include, but are not limited to: the resolution or outcome of pending shareholder litigation regarding the 1999 restatement of our historical financial statements, including the pending approval thereof by the U.S. District Court. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The company assumes no obligation to update or revise any such statements, whether as a result of new information or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McKesson Corporation

December 12, 2005	By:	Ivan D. Meyerson

Name: Ivan D. Meyerson
Title: Executive Vice President, General Counsel and Secretary